Exhibit 10.5

SEVENTEENTH AMENDMENT
FRONTIER PRODUCTS OFFTAKE AGREEMENT
EL DORADO REFINERY

This Seventeenth Amendment to the Frontier Products Offtake Agreement, El Dorado Refinery (“Seventeenth Amendment”) by and between HollyFrontier Refining & Marketing LLC (“HFR”) and Shell Oil Products US (SOPUS), assignee of Equiva Trading Company (“ETCo”) is made and entered into this 27th day of August 2013, to be effective as of the effective date set forth below. HFR and SOPUS are sometimes referred to herein individually as a Party and collectively as the Parties.

WITNESSETH:

WHEREAS, the Parties entered into the Frontier Products Offtake Agreement, El Dorado Refinery dated October 19, 1999 (hereinafter referred to as (“the Agreement”) and desire to amend certain provisions of the Agreement; and

WHEREAS, the Parties entered into the First Amendment, Products Offtake Agreement, El Dorado Refinery dated the 18th day of September, 2000 (hereinafter referred to as the “First Amendment”); and

WHEREAS, the Parties entered into the Second Amendment, Products Offtake Agreement, El Dorado Refinery dated the 21st day of September, 2000 (hereinafter referred to as the “Second Amendment”); and

WHEREAS, the Parties entered into the Third Amendment, Products Offtake Agreement, El Dorado Refinery dated the 19th day of December, 2000 (hereinafter referred to as the “Third Amendment”); and

WHEREAS, the Parties entered into the Fourth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 22nd day of February, 2001 (hereinafter referred to as the “Fourth Amendment”); and

WHEREAS, the Parties entered into the Fifth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 14th day of August, 2001 (hereinafter referred to as the “Fifth Amendment”); and

WHEREAS, the Parties entered into the Sixth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 5th day of November, 2001 (hereinafter referred to as the “Sixth Amendment”); and

WHEREAS, the Parties entered into the Seventh Amendment, Products Offtake Agreement, El Dorado Refinery dated the 22nd day of April 2002 (hereinafter referred to as the “Seventh Amendment”); and

WHEREAS, the Parties entered into the Eight Amendment, Products Offtake Agreement, El Dorado Refinery dated the 30th day of May 2003 (hereinafter referred to as the “Eight Amendment”);

WHEREAS, the Parties entered into the Ninth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 25th day of May 2004 (hereinafter referred to as the “Ninth Amendment”); and

WHEREAS, the Parties entered into the Tenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 3rd day of May 2005 (hereinafter referred to as the “Tenth Amendment”); and

WHEREAS, the Parties entered into the Eleventh Amendment, Products Offtake Agreement, El Dorado Refinery dated the 31st day of March 2006 (hereinafter referred to as the “Eleventh Amendment”); and

WHEREAS, the Parties entered into the Twelfth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 11th day of May 2006 (hereinafter referred to as the “Twelfth Amendment”); and

WHEREAS, the Parties entered into the Thirteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 30th day of September 2007 (hereinafter referred to as the “Thirteenth Amendment”); and

WHEREAS, the Parties entered into the Fourteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 7th day of April 2008 (hereinafter referred to as the “Fourteenth Amendment”); and

WHEREAS, the Parties entered into the Fifteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 28th day of May 2008 (hereinafter referred to as the “Fifteenth Amendment”);

WHEREAS, the Parties entered into the Sixteenth Amendment, Products Offtake Agreement, El Dorado Refinery dated the 1st day of December 2009 (hereinafter referred to as the “Sixteenth Amendment”);

WHEREAS Platt’s Oil Service intends to discontinue posting a quote for Group3 Regular Mogas with effect from September 13th 2013;

WHEREAS Platt’s Oil Service intends to start posting a quote for 84 Octane CBOB for Group3 (“CBOB”) with effect from September 16th 2013;

WHEREAS, the Parties desire to modify the pricing for Mogas based on the new CBOB quotation;

WHEREAS, the Parties recognize that to modify the specification of Mogas, requires an amendment to the Product Quality paragraph for Schedule B – Mogas as previously amended by the Seventh, Ninth, Tenth, Eleventh, and Fifteenth Amendments; and

WHEREAS, the Parties recognize that to modify the pricing of Mogas, requires an amendment to the Product Pricing paragraph for Schedule B – Mogas as previously amended by the First, Fifth, Sixth, Seventh, Ninth, Tenth, Eleventh, and Fifteenth Amendments; and

WHEREAS, the Parties desire to make this Seventeenth Amendment effective beginning with product delivered September 16th, 2013; and

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth below the Parties agree to amend and restate portions of Schedule B – Mogas, and covenant as follows:

1.The Product Quality section of Schedule B is hereby amended and restated in its entirety as follows:
Product Quality - Mogas must meet the specifications as listed below, as appropriate:
- Published Magellan Pipeline Specifications for Magellan Central and Magellan Mountain Systems;
- and Published Nustar Energy Specifications for Nustar East Refined Products Pipeline System .

2.	The Provisional Product Pricing section of Schedule B is hereby amended and restated in its entirety as follows:
Provisional Product Pricing – SOPUS will pay HFR the mean of the monthly low and high price for Magellan V Grade (CBOB), which is quoted by Platt’s Oil Service as 84 Octane CBOB in the Group 3 market in cents per gallon FOB custody transfer point plus 0.32 cents per gallon. The formula of Platt’s Midwest/Group 3 mean of monthly low and high price shall be defined as Gasoline Base Price.
Suboctane 82.5 (V1) Grade, high RVP: Gasoline Base Price – 1.5 cpg + 0.32 cpg
82.5 (V1) Grade, 7.8 psi RVP: Gasoline Base Price – 1.5 cpg + 0.32 cpg + 6.0 cpg
Suboctane (V78) Grade, 7.8 psi RVP: Gasoline Base Price + 0.32 cpg + 6.0 cpg
91 Premium (A0 or A1) Grade, 7.8 psi RVP: Platt’s Group 3 Premium Price + 0.32 cpg + 8.5 cpg

Suboctane (V68) Grade, 6.8 psi RVP: Gasoline Base Price + 0.32 cpg + 11.0 cpg
91 Premium (A1) Grade , 6.8 psi RVP: Platt’s Group 3 Premium Price + 0.32 cpg + 15.0 cpg

EFFECTIVE DATE

This Seventeenth Amendment will be effective beginning with product delivered September 16, 2013.

3.
This Seventeenth Amendment is hereby incorporated into the Agreement for all intents and purposes and all terms, provisions and definitions in the Agreement shall apply hereto. The Agreement and this Seventeenth Amendment set forth in its entirety the agreement of HFR and SOPUS with respect to the subject matter hereof. Except as explicitly stated herein, no other provisions of the Agreement, or any prior Amendments are affected by this Seventeenth Amendment and they remain in full force and effect.

In witness whereof, the Parties have below affixed the signature of their authorized representatives, who warrant that they are legally empowered to bind the Party on whose behalf they have signed.

HollyFrontier Refining & Marketing LLC        Shell Oil Products US

By /s/ George Damiris                By /s/ Thomas Melodick
Name George Damiris                Name Thomas E. Melodick
Title SVP, Supply & Mktg                Title Supply Contracts and Negotiations Manager
Date 29 AUG 13                    Date August 27, 2013